Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) dated as of May 11, 2018, is among SN EF UNSUB, LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

PRELIMINARY STATEMENT

A.                                    The Borrower, the banks, financial institutions and other lending institutions from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders and as an Issuing Bank, CITIBANK, N.A., as an Issuing Bank and each other Issuing Bank from time to time party thereto, are parties to that certain First Lien Credit Agreement dated as of March 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.                                    The Borrower has requested that certain amendments and modifications be made to the Credit Agreement. Subject to the terms and conditions of this Amendment, the Lenders and the Administrative Agent have agreed to enter into this Amendment with the Borrower in order to effectuate such amendments and modifications to the Credit Agreement and to increase the Borrowing Base, all as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                                           Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Each of the Borrower, the Lenders and the Administrative Agent hereby acknowledge that on and as of the First Amendment Effective Date (as defined below), the terms of the Credit Agreement shall be amended as follows:

(a)                                 The definition of “ABR” is hereby amended by inserting the following at the end thereof:

“ If ABR is being used as an alternate rate of interest pursuant to Section 2.10, then ABR shall be the greater of clause (a) and (b) and shall be determined without reference to clause (c). For the avoidance of doubt, if ABR shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(b)                                 The definition of “Applicable Margin” is hereby amended and restated as follows:

““Applicable Margin” shall mean, for any day, with respect to any ABR Loan or LIBOR Loan, as the case may be, or the Commitment Fee Rate, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	< 25%	>25% and < 50%	>50% and < 75%	>75% and < 90%	>90%
LIBOR Loans	2.00%	2.25%	2.50%	2.75%	3.00%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”

(c)                                  The definition of “Collateral Coverage Minimum” is hereby amended by replacing the phrase “90%” with the phrase “85%”.

(d)                                 Section 2.10(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)                           In the event that (x) in the case of Section 2.10(a)(i) below, the Administrative Agent or (y) in the case of Section 2.10(a)(ii) below, the Administrative Agent upon the advice of the Required Lenders and (z) in the case of Section 2.10(a)(iii) below, any Lender, shall have reasonably determined (in each case, which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):”

(e)                                  Section 2.10(a)(i) of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the last word thereof:

“(including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis)”

(f)                                   Section 2.10(a)(ii) of the Credit Agreement is hereby amended by deleting the phrase “any Lender shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto),”.

(g)                                  Section 2.10 of the Credit Agreement is hereby amended by inserting the following new Section 2.10(d) after Section 2.10(c) thereof:

“(d)                           Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, if at any time the Administrative Agent determines (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable.  Notwithstanding anything to the contrary in Section 13.1, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (d) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.10(d), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Notice of Conversion or Continuation that requests a conversion of any Borrowing to or the continuation of any Borrowing as a LIBOR Borrowing shall be ineffective and (y) if any Notice of Borrowing requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purpose of this Agreement.”

(h)                                 Section 10.5(i)(iii) of the Credit Agreement is hereby amended by replacing the phrase “2.75:1.00” with the phrase “3.00:1.00”.

(i)                                     Section 10.6(e)(iii) of the Credit Agreement is hereby amended by replacing the phrase “2.75:1.00” with the phrase “3.00:1.00”.

(j)                                    Section 10.7(a)(iii) of the Credit Agreement is hereby amended by replacing the phrase “2.75:1.00” with the phrase “3.00:1.00”.

(k)                                 Section 10.10(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a) Hedge Agreements with Approved Counterparties in respect of commodities entered into not for speculative purposes the notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect), other than (i) puts, (ii) floors and (iii) basis differential swaps on volumes already hedged pursuant to other Hedge Agreements permitted under this Section 10.10(a), do not exceed, as of the date the latest hedging transaction is entered into under a Hedge Agreement (and for each month during the period during which such hedge transaction is in effect), (x) eighty-five percent (85%) of the Credit Parties’ reasonably anticipated projected Hydrocarbon production, for oil, natural gas and natural gas liquids (which may be hedged with Hedge Agreements for crude oil, natural gas, and/or direct and/or basket product components of natural gas liquids) calculated separately on a monthly basis (as forecast based upon the Borrower’s reasonable and justifiable internal projections (assuming no curtailment or interruption of transportation for such projected production)) for the period remaining in the then current calendar year plus the next three (3) calendar years from the date of creation of such hedging transaction and (y) eighty-five percent (85%) of the Credit Parties’ total Proved Reserves for oil, natural gas and natural gas liquids (which may be hedged with Hedge Agreements for crude oil, natural gas, and/or direct and/or basket product components of natural gas liquids) calculated separately on a monthly basis (as such volumes are reflected in the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.12(a), as applicable) for the period commencing with the end of the period specified in clause (x) above to the end of the sixty (60) month period after the date of creation of such hedging transaction (the “Ongoing Hedges”).  Ongoing Hedges shall not, in any case, have a tenor greater than sixty (60) months.  In addition to the Ongoing Hedges, in connection with a proposed or pending acquisition of Oil and Gas Properties (a “Proposed Acquisition”), the Credit Parties may also enter into incremental hedging transactions with respect to the Credit Parties’ reasonably anticipated projected Hydrocarbon production from the total Proved Reserves of the Credit Parties to be acquired pursuant to the Proposed Acquisition with notional amounts (when aggregated with other commodity Hedge Agreements then in effect), other than (i) puts, (ii) floors and (iii) basis differential swaps on volumes hedged pursuant to other Hedge Agreements permitted under this Section 10.10(a), that do not exceed, as of the date the latest any such hedging transaction is entered into under a Hedge Agreement (and for each month during the period during which such hedge transaction is in effect) 15% of the reasonably anticipated Hydrocarbon production, for oil, natural gas and natural gas liquids (which may be hedged with Hedge Agreements for crude oil, natural gas, and/or direct and/or basket product components of natural gas liquids) calculated separately on a monthly basis, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.12(a), as applicable) prior to such Proposed Acquisition (such that the aggregate shall not be more than 100% of such reasonably anticipated Hydrocarbon production prior to the consummation of such Proposed Acquisition) for a period not exceeding 36 months from the date of creation of such hedging transaction during the period between (i) the date on which such Credit Party signs a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) the earliest of (A) the date of consummation of such Proposed Acquisition, (B) the date of termination of such Proposed Acquisition and (C) 90 days after the date of execution of such definitive acquisition agreement.  However, all such incremental hedging contracts entered into with respect to a Proposed Acquisition must be terminated or unwound within 90 days following the date of termination of such Proposed Acquisition;”

(l)                                     Section 10.10 of the Credit Agreement is hereby amended by inserting the following new Section 10.10(e) after Section 10.10(d) thereof:

“(e)                            If, after the end of any calendar month, the aggregate volume of all Hedge Agreements in respect of commodities for which settlement payments were calculated in such calendar month and the preceding calendar month (other than (i) puts, (ii) floors and (iii) basis differential swaps on volumes already hedged pursuant to other Hedge Agreements permitted under Section 10.10(a)) exceeded, or will exceed, 100% of actual production of crude oil, natural gas and natural gas liquids  (which may be hedged with Hedge Agreements for crude oil, natural gas, and/or direct and/or basket product components of natural gas liquids), calculated separately, in such calendar months, then the Borrower shall terminate, create off-setting positions, allocate volumes to other production the Borrower or any Subsidiary is marketing, or otherwise unwind existing Hedge Agreements, in each case within five (5) Business Days of the end of such calendar month (or such later time to which the Administrative Agent may agree in its sole discretion) such that, at such time, future hedging volumes will not exceed 100% of reasonably anticipated projected production from total Proved Reserves for oil, natural gas and natural gas liquids  (which may be hedged with Hedge Agreements for crude oil, natural gas, and/or direct and/or basket product components of natural gas liquids), calculated separately, for the then-current and any succeeding calendar months.”

(m)                             Section 13.1(a) of the Credit Agreement is hereby amended by inserting the phrase “and subject to Section 2.10(d)” immediately after the first instance of the word “Agreement” therein.

Section 3.                                           Scheduled Redetermination.  Subject to the occurrence of the First Amendment Effective Date, the Administrative Agent hereby notifies the Borrower of the new Borrowing Base of $380,000,000 and the Lenders and the Borrower hereby agree that, from and after the First Amendment Effective Date until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions, whichever occurs first, the amount of the Borrowing Base shall be $380,000,000.  The parties hereto hereby agree that the foregoing redetermination constitutes the Scheduled Redetermination with respect to April 1, 2018 and this Amendment constitutes the New Borrowing Base Notice with respect thereto.

Section 4.                                           Ratification. The Borrower hereby ratifies and confirms all of its obligations under the Credit Agreement (as amended hereby) and the other Credit Documents, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Collateral Agreement and Mortgages secure, and will continue to secure, the Obligations.

Section 5.                                           Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 5 is satisfied or waived (such date, the “First Amendment Effective Date”):

(a)                                 The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent, and the Lenders.

(b)                                 The Borrower, by its execution and delivery of this Amendment, does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other organizational action, as applicable, on the part of the Borrower, (ii) the Credit Agreement and each other Credit Document to which it or any of its Subsidiaries is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, (iii) each of the representations and warranties set forth in the Credit Agreement and each other Credit Document is true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates) and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

(c)                                  The Borrower shall have reimbursed the Administrative Agent for, or paid directly, all fees, costs and expenses required to be paid or reimbursed pursuant to Section 13.5(a) of the Credit Agreement to the extent invoiced at least two Business Days prior to the First Amendment Effective Date.

Section 6.                                           GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  SECTION 13.13 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 7.                                           Miscellaneous. (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Credit Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents and

(c) this Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8.                                           Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

Section 9.                                           Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.                                    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Collateral Agent, each Issuing Bank, the Lenders and the Credit Parties and their respective successors and assigns.

Section 11.                                    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 12.                                    Integration. This Amendment, the Credit Agreement and the other Credit Documents represent the agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any of the parties hereto relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SN EF UNSUB, LP, as the Borrower

By: SN EF UNSUB GP, LLC, its general partner

By:	/s/ Cameron W. George
Name:	Cameron W. George
Title:	Chief Financial Officer and Treasurer

[First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Darren Vanek
Name:	Darren Vanek
Title:	Authorized Officer

[First Amendment Signature Page]

Citibank, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

[First Amendment Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

[First Amendment Signature Page]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[First Amendment Signature Page]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

[First Amendment Signature Page]

ING Capital LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

[First Amendment Signature Page]

SunTrust Bank,
as a Lender

By:	/s/ Benjamin Brown
Name:	Benjamin L. Brown
Title:	Director

[First Amendment Signature Page]

ABN AMRO Capital USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

[First Amendment Signature Page]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Robert Long
Name:	Robert Long
Title:	Authorized Signatory

[First Amendment Signature Page]

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

[First Amendment Signature Page]

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Executive Director

By:	/s/ Leila Zomorrodian
Name:	Leila Zomorrodian
Title:	Director

[First Amendment Signature Page]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

[First Amendment Signature Page]

BOKF NA, dba Bank of Texas,
as a Lender

By:	/s/ Martin W. Wilson
Name:	Martin W. Wilson
Title:	Senior Vice President

[First Amendment Signature Page]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[First Amendment Signature Page]

Huntington National Bank, as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

[First Amendment Signature Page]

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

[First Amendment Signature Page]